IPO and IPO-Related Arrangements	12 Months Ended
Dec. 31, 2018
IPO AND IPO-RELATED ARRANGEMENTS [Abstract]
IPO and IPO-Related Arrangements

2.              IPO AND IPO-RELATED ARRANGEMENTS

In August 2017, Sohu, Tencent, and the Company entered into a voting agreement that provides, among things, that, following the completion of the Company’s IPO, subject to certain conditions, for so long as Sohu and Tencent together hold a majority of the combined voting power of the Company’s Class A Ordinary Shares and Class B Ordinary Shares, Sohu will have the right to appoint a majority of the Company’s Board of Directors. Under the Company’s amended and restated articles of association of the Company, the Class A Ordinary Shares are entitled to one vote per share and the Class B Ordinary Shares, which are held solely by Sohu and Tencent, are entitled to 10 votes per share.

In November, 2017, the Company completed its IPO on the New York Stock Exchange. In the offering, 50,643,856 American depositary shares (“ADSs”), representing 50,643,856 Class A Ordinary Shares, were issued and sold to the public at a price of US$13.00 per ADS. The net proceeds to the Company from the IPO, after deducting commissions and offering expenses, were approximately $622.1 million. Upon the completion of the IPO, the Company completed the redesignation on a one-for-one basis of: (i) 127,200,000 Pre-IPO Class A Ordinary Shares then held by Sohu and 6,757,875 Pre-IPO Class A Ordinary Shares and 79,368,421 Pre-IPO Class B Ordinary Shares then held by Tencent into Class B Ordinary Shares; (ii) 32,000,000 Pre-IPO Series A Preferred Shares then held by Photon into Class A Ordinary Shares; (iii) 65,431,579 Pre-IPO Series B Preferred Shares then held by Tencent into Class B Ordinary Shares; and (iv) the remaining Pre-IPO Class A Ordinary Shares into Class A Ordinary Shares.